SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 16, 2011
Date of Report (Date of earliest event reported)

New Energy Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-127953
(Commission File Number)

59-3509694
(I.R.S. Employer Identification No.)

9192 Red Branch Rd.
Suite 110
Columbia, Maryland 20866
(Address of principal executive offices)

(800) 213-0689
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.  Registrant’s Business and Operations

None

SECTION 2.  Financial Information

None

SECTION 3.  Securities and Trading Markets

None

SECTION 4.  Matters Related to Accountants and Financial Statements

None

SECTION 5.  Corporate Governance and Management

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 16, 2011, New Energy Technologies, Inc. (the “Company”), pursuant to a February 7, 2011, written consent signed by the shareholders owning a majority of the Company’s issued and outstanding shares and a February 24, 2011, unanimous written consent of the Company’s board of directors (collectively, the “Consents”), filed a Certificate of Change to the Company’s Articles of Incorporation (the “Certificate of Change”). The purpose of the Certificate of Change was to memorialize with the State of Nevada a one-for-three reverse stock split (the “Reverse Stock Split”), whereby holders of three shares of the Company’s common stock as of March 15, 2011, received one share of the Company’s common stock after the Reverse Stock Split, with all fractional shares being rounded up to the nearest whole share. A copy of the Certificate of Change is attached hereto as Exhibit 3.1.

On March 16, 2011, the Company, pursuant to the Consents, filed a Certificate of Amendment to its Certificate of Incorporation (the “Certificate of Amendment”) that amended the third paragraph of its Articles of Incorporation to increase its authorized shares of common stock, $0.001 par value, from 100,000,000 to 300,000,000. The amended third paragraph of the Articles of Incorporation reads in its entirety as follows:

“3. AUTHORIZED SHARES: (number of shares the corporation is authorized to issue)
Number of shares with par value 300,000,000 Par Value: $0.001. Number of shares without par alue: ______”

The foregoing summary of the Certificate of Amendment is qualified in its entirety by reference to the text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.2, and incorporated herein by reference.

SECTION 6.  [Reserved]

N/A.

SECTION 7.  Regulation FD

Item 7.01 Regulation FD Disclosure

On March 17, 2011, the Company received approval for its Reverse Stock Split from the Financial Industry Regulatory Authority (“FINRA”). Pursuant to FINRA, the effective date of the Reverse Stock Split was set as of March 21, 2011.

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as “believes,” “plans,” “intend,” ”scheduled,” “potential,” “continue,” “estimates,” “hopes,” “goal,” “objective,” “expects,” “may,” “will,” “should” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8. Other Events

None

SECTION 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Number	Description

3.1	Certificate of Change to the Articles of Incorporation of New Energy Technologies, Inc. dated March 16, 2011, relating to the Reverse Stock Split

3.2	Certificate of Amendment to the Articles of Incorporation of New Energy Technologies, Inc. dated March 16, 2011, increasing the number of authorized shares from 100,000,000 to 300,000,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on March 20, 2011.

New Energy Technologies, Inc.

By: /s/ J Conklin
John Conklin
Chief Executive Officer and President